UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 19, 2007

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 19, 2007, the Board of Directors (the “Board”) of Whirlpool Corporation (the “Company”) amended the By-Laws of the Company (the “By-Laws”). The primary changes to the By-Laws were as follows:

•	clarify that the Company may appoint more than one President; and

•	provide that a President may be a director, at the discretion of the Board (the previous provision required that the President be a director).

The foregoing is a summary of the By-Law amendments. This summary is qualified in its entirety by reference to the By-Laws, as amended and filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document
3.2	By-Laws of Whirlpool Corporation (As Amended effective June 19, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: June 22, 2007	By:	/s/ Daniel F. Hopp
	Name:	Daniel F. Hopp
	Title:	Senior Vice President, Corporate Affairs, General Counsel and Secretary